Exhibit 99.1

For Immediate Release

Contact:	John C. Roman, President and CEO
(203) 720-5000

Naugatuck Valley Financial Corporation

to Commence Stock Offering Related to Second-Step Conversion

May 13, 2011, Naugatuck, CT. Naugatuck Valley Financial Corporation (the “Company”) (Nasdaq: NVSL), the holding company for Naugatuck Valley Savings and Loan (the “Bank”), announced today the receipt of conditional approval from the Office of Thrift Supervision to reorganize from the two-tier mutual holding company structure to the stock holding company structure and to commence a “second-step” stock offering of shares of common stock by the Bank’s proposed new holding company, a recently formed Maryland corporation also known as Naugatuck Valley Financial Corporation (“New Naugatuck Valley Financial Corporation”). The Company also announced that the registration statement relating to the offering of common stock by New Naugatuck Valley Financial Corporation has been declared effective by the Securities and Exchange Commission (the “SEC”).

Based on an independent appraisal of the estimated pro forma market value of New Naugatuck Valley Financial Corporation, New Naugatuck Valley Financial Corporation will offer for sale between 3,293,750 and 4,456,250 shares of common stock at a purchase price of $8.00 per share. New Naugatuck Valley Financial Corporation may increase the number of shares that it sells in the offering to 5,124,688 shares as a result of market demand, regulatory considerations or changes in financial markets, without notice to persons who have subscribed for shares. The shares of common stock to be offered by New Naugatuck Valley Financial Corporation represent the approximate 59.6% of the outstanding shares of common stock of the Company currently owned by Naugatuck Valley Mutual Holding Company.

The shares will be offered in a subscription offering, in priority order, to depositors of the Bank with qualifying deposits as of the close of business on December 31, 2008, to the Bank’s tax-qualified employee stock ownership plan, to depositors of the Bank with qualifying deposits as of the close of business on March 31, 2011, and finally to depositors of the Bank as of the close of business on May 3, 2011. Offering materials will be mailed to eligible subscribers on or about May 20, 2011.

Concurrently with the subscription offering, New Naugatuck Valley Financial Corporation will offer shares of common stock not subscribed for in the subscription offering for sale in a community offering, with preference given first to persons residing in Fairfield and New Haven Counties, Connecticut, and then to the public shareholders of the Company as of May 3, 2011. Shares not sold in the subscription and community offerings are expected to be offered for sale through selected registered broker-dealers in a syndicated community offering that would commence following the expiration of the subscription and community offerings. The subscription and community offerings are currently scheduled to expire at 2:00 p.m., Eastern Time, on June 14, 2011.

New Naugatuck Valley Financial Corporation will establish a Stock Information Center, which is expected to open on May 23, 2011. The Stock Information Center’s toll-free telephone number will be 1-(877) 821-5783. Hours of operation will be Monday through Friday, from 10:00 a.m. to 4:00 p.m., Eastern Time, except on weekends and bank holidays.

At the conclusion of the conversion and offering, shareholders of the Company other than Naugatuck Valley Mutual Holding Company will receive shares of common stock of New Naugatuck Valley Financial Corporation based on an “exchange ratio” designed to preserve in New Naugatuck Valley Financial Corporation their approximate 40.4% aggregate ownership interest currently held in the Company. The exchange ratio will depend on the number of shares sold in the offering and is expected to range from 0.7875 shares to 1.0655 shares, subject to increase to 1.2253 shares. At the conclusion of the conversion and offering, New Naugatuck Valley Financial Corporation will be 100% owned by public shareholders.

The second-step conversion must be approved by at least a majority of the votes eligible to be cast by the members of Naugatuck Valley Mutual Holding Company (i.e., the Bank’s depositors) at a special meeting of members, to be held on June 24, 2011. Members as of the close of business on May 3, 2011, who continue to be members as of the date of the special meeting, will be entitled to vote at the special meeting. Proxy materials for the special meeting will be mailed on or about May 20, 2011.

The holders of at least two thirds of the outstanding shares of common stock of the Company and the holders of at least a majority of the outstanding shares of common stock of the Company, other than Naugatuck Valley Mutual Holding Company, as of the close of business on May 3, 2011 must also approve the second-step conversion at the annual meeting of shareholders, also to be held on June 24, 2011. Proxy materials for the annual meeting will be mailed on or about May 20, 2011.

Completion of the conversion and offering is subject to, among other things, the receipt of final regulatory approval.

Stifel, Nicolaus & Company, Incorporated is assisting New Naugatuck Valley Financial Corporation in selling its common stock in the subscription and community offerings on a best efforts basis. Stifel, Nicolaus & Company, Incorporated will serve as sole book-running manager in a syndicated community offering, if held.

About the Company and the Bank

Naugatuck Valley Financial Corporation is the holding company for Naugatuck Valley Savings and Loan. In addition to its main office in Naugatuck, Connecticut, the Bank operates nine other branch offices in Southwestern Connecticut. The Bank is a community-oriented financial institution dedicated to serving the financial services needs of consumers and businesses within its market area.

Warning About Forward-Looking Statements

This press release contains certain forward-looking statements about the conversion and offering. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include delays in consummation of the conversion and offering, difficulties in selling the common stock or in selling the common stock within the expected time frame, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and the Bank are engaged.

Available Information

Naugatuck Valley Financial Corporation and New Naugatuck Valley Financial Corporation have filed a proxy statement/prospectus with the SEC. Shareholders of Naugatuck Valley Financial Corporation are urged to read the proxy statement/prospectus because it contains important information. Investors are able to obtain all documents filed with the SEC by Naugatuck Valley Financial Corporation and by New Naugatuck Valley Financial Corporation free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Naugatuck Valley Financial Corporation and by New Naugatuck Valley Financial Corporation are available free of charge from the Corporate Secretary of Naugatuck Valley Financial Corporation, 333 Church Street, Naugatuck, Connecticut 06770, telephone (203) 720-5000. The directors, executive officers, and certain other members of management and employees of Naugatuck Valley Financial Corporation are participants in the solicitation of proxies in favor of the conversion from the shareholders of Naugatuck Valley Financial Corporation. Information about the directors and executive officers of Naugatuck Valley Financial Corporation is included in the proxy statement/prospectus filed with the SEC.

Press Release Not Deemed an Offer

A registration statement relating to the common stock of New Naugatuck Valley Financial Corporation has been filed with the SEC. This press release is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer will be made only by means of the written prospectus forming part of the registration statement (and, in the case of the subscription and community offerings, an accompanying stock order form).

Common Stock Not Insured

The shares of common stock of New Naugatuck Valley Financial Corporation are not savings accounts or savings deposits, may lose value, and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

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